                                                                    EXHIBIT 99.1






                            COMPUTATIONAL MATERIALS


                                  $500,390,000

                                     [LOGO]


                         HOUSEHOLD FINANCE CORPORATION
                                MASTER SERVICER

                           HFC REVOLVING CORPORATION
                                   DEPOSITOR

             CLOSED-END HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                 SERIES 1999-1




                                NOVEMBER 9, 1999


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






The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context, or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions, and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive computational materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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




                       TERM SHEET DATED NOVEMBER 9, 1999
                    HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1
      CLOSED-END HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1
                                  $500,390,000
                              Subject to Revision




DEPOSITOR:        HFC Revolving Corporation
MASTER SERVICER:  Household Finance Corporation ("Household")
TRUSTEE:          Bank One, National Association
UNDERWRITERS:     MERRILL LYNCH & CO. (LEAD);
                  Lehman Brothers (Co);
                  Banc of America Securities LLC (Co).



OFFERED CERTIFICATES:



  Class of         Initial          Ratings        WAL at 100%     Principal Window
Certificates  Principal Balance  (Moodys/Fitch)  Prepayment Model  (to call)
------------  -----------------  --------------- ----------------  ----------------
Class A-1          $237,000,000     Aaa/AAA            0.74               1 - 18
Class A-2          $ 62,000,000     Aaa/AAA            1.80              18 - 25
Class A-3          $ 90,000,000     Aaa/AAA            3.49              25 - 58
Class A-4          $ 42,920,000     Aaa/AAA            4.59              37 - 58
Class M-1          $ 35,550,000      Aa2/AA            3.71              33 - 58
Class M-2          $ 32,920,000       A2/A             3.81              31 - 58
              -----------------
                   $500,390,000


CUT-OFF DATE:         October 31, 1999


STATISTICAL

CUT-OFF DATE:         October 28, 1999


EXP. PRICING:         Week of November 8, 1999.

EXP. SETTLEMENT/

CLOSING DATE:         On or about November 18th, 1999.


                                       3


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



ISSUER OR TRUST:      Household Home Equity Loan Trust 1999-1.

TITLE OF THE
OFFERED SECURITIES:   Closed-End Home Equity Loan Asset Backed Certificates,
                      Series 1999-1.

DEPOSITOR:            HFC Revolving Corporation, an affiliate of Household
                      Finance Corporation.

MASTER SERVICER:      Household Finance Corporation.





                                       4


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



TRUSTEE:              Bank One, National Association.

HOME EQUITY
 LOAN POOL:           7,875 closed-end, fixed-rate, fully-amortizing
                      home equity loans with an aggregate principal balance of $530,285,828.40 as of the statistical cut-off date. The home equity loans are secured primarily by first or second liens on one- to four-family residential properties.

DISTRIBUTION DATES:   Beginning in December 1999, on the 20th of each month or,
                      if the 20th is not a business day, on the next business day.

FINAL MATURITY DATE:  Class                 Final Maturity Date
                      -----                 --------------------
                      A-1                   December, 2016
                      A-2                   October, 2023
                      A-3                   October, 2030
                      A-4                   October, 2030
                      M-1                   October, 2030
                      M-2                   October, 2030


                      The actual final distribution date for each class of the offered certificates could be substantially earlier.


FORM OF CERTIFICATES: Book-entry.

MINIMUM
DENOMINATIONS:        Class A Certificates: $1,000.
                      Class M Certificates: $1,000.

LEGAL INVESTMENT:     The certificates will not be "mortgage related
                      securities" for purposes of the Secondary Mortgage
                      Market Enhancement Act of 1984.

ERISA ELIGIBILITY:    The Class A-1, A-2, A-3 and A-4 Certificates are
                      expected to be ERISA eligible. The Class M-1 and M-2 Certificates are not ERISA eligible.

OPTIONAL TERMINATION: 15% cleanup call (on aggregate initial Certificate
                      Principal Balance) or auction sale subject to certain requirements, if call is not exercised.

TAX STATUS:           REMIC

PASS THROUGH RATES:   On any distribution date, the pass-through rate on
                      the Class M-1 and Class M-2 Certificates will be the lesser of (a) the related pass-though rate and
                      (b) the weighted average loan rate on the home equity loans for the related Collection Period minus the servicing fee rate.

DISTRIBUTIONS ON
CERTIFICATES:         Amount Available for Monthly Distribution

                      On each monthly distribution date, the trustee will make distributions to certificateholders. The Available Distribution Amount will consist of:

                         o collections of monthly principal and interest payments on the home equity loans, including prepayments, plus

                         o if elected by the master servicer, other unscheduled collections, minus

                         o fees and expenses of the subservicers and the master servicer.


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





                      Distributions
                      Distributions to certificateholders will generally be made from the Available Distribution Amount in the following order:

                          o   Class A Certificate interest
                          o   Class M-1 Certificate interest
                          o   Class M-2 Certificate interest
                          o   Class A Certificate
                              principal sequentially or based on Class A-4 lockout percentage
                          o   Class M-1 Certificate principal
                          o   Class M-2 Certificate principal
                          o   any remaining funds to the Class R Certificates


                      Principal distributions on the certificates will be as described under "Description of the Certificates - Principal Distributions" in the prospectus supplement.

CREDIT ENHANCEMENT:   Class A:   21.50% subordination (Class M-1, M-2,
                                 overcollateralization and excess interest)
                      Class M-1: 15.75% subordination (Class M-2 and
                                 overcollateralization and excess interest)

                      Class M-2: 9.50% subordination (overcollateralization
                                 and excess interest)


                      There will be an initial overcollateralization amount of approximately 5.00% of the initial collateral balance building to 9.50% of the initial collateral balance.

ALLOCATION OF
PAYMENTS ON THE
HOME EQUITY LOANS:    The master servicer on behalf of the trust will establish
                      a Collection Account into which the master servicer will deposit principal and interest payments on the home equity loans for each distribution date on the business day prior to that distribution date. The Collection Account will be an Eligible Account and amounts on deposit in the Collection Account will be invested in Permitted
                      Investments.


                      On each distribution date, the Available Distribution Amount will be allocated from the Collection Account in the following order of priority:

                      (1) to the Class A Certificates, the Current Interest plus the Interest Carry Forward Amount with respect to each class of Class A Certificates without any priority among the Class A Certificates; provided, that if the Available Distribution Amount is not sufficient to make a full distribution of interest with respect to all classes of the Class A Certificates, the Available Distribution Amount will be distributed among the outstanding classes of Class A Certificates pro rata based on the aggregate amount of interest due on each class, and the amount of the shortfall will be carried forward with accrued interest;

                      (2) to the Class M-1 Certificates, the Current Interest plus the Interest Carry Forward Amount with respect to the Class M-1 Certificates to the extent of the Available Distribution Amount remaining in the Collection Account after application with respect to the priorities set forth above; and

                      (3) to the Class M-2 Certificates, the Current Interest plus the Interest Carry Forward Amount with respect to the Class M-2 Certificates to the extent of the Available Distribution Amount remaining in the Collection Account after application with respect to the priorities set forth above.


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




                      On each distribution date (a) before the related Stepdown Date or (b) with respect to which a Trigger Event is in effect, the classes of the offered certificates will be entitled to receive distributions of principal up to the Principal Distribution Amount for such distribution date, to the extent of the remaining funds in the Collection Account after the distributions of interest have been made pursuant to clauses (1) through (3) above, in the amounts set forth below and in the following order of priority:

                      First, to the Class A-4 Certificates, in an amount equal to the Class A-4 Lockout Distribution Amount, with the remainder paid sequentially to the Class A Certificates, in the order of their numerical class designation until the Certificate Principal Balance of each such class of Class A Certificates has been reduced to zero; provided, that if on any distribution date the Class A-3 Certificate Principal Balance is zero, the Class A-4 Certificates will be entitled to receive the entire Principal Distribution Amount for such distribution date until the Certificate Principal Balance thereof has been reduced to zero;

                      Second, after the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero, to the Class M-1 Certificates, until the Class M-1 Certificate Principal Balance has been reduced to zero;

                      Third, after the aggregate Certificate Principal Balance of the Class A Certificates and the Class M-1 Certificates has been reduced to zero, to the Class M-2 Certificates, until the Class M-2 Certificate Principal Balance has been reduced to zero; and

                      Fourth, any remaining amount to the Class R
                      Certificates.

                      On each distribution date (a) on or after the related Stepdown Date and (b) as long as a Trigger Event is not in effect, the classes of the offered certificates will be entitled to receive distributions of principal up to the Principal Distribution Amount for such distribution date, to the extent of the remaining funds in the Collection Account after the distributions of interest have been made pursuant to clauses (1) through (3) above, in the amounts set forth below and in the following order of priority:

                      First, up to the Class A Principal Distribution Amount, distributed first to the Class A-4 Certificates, in an amount equal to the Class A-4 Lockout Distribution Amount, with the remainder paid sequentially to the Class A Certificates, in the order of their numerical class designation until the Certificate Principal Balance of each such class of Class A Certificates has been reduced to zero; provided, that if on any distribution date the Class A-3 Certificate Principal Balance is zero, the Class A-4 Certificates will be entitled to receive the entire Class A Principal Distribution Amount for such distribution date until the Certificate Principal Balance thereof has been reduced to zero;

                      Second, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Class M-1 Certificate Principal Balance has been reduced to zero;

                      Third, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Class M-2 Certificate Principal Balance has been reduced to zero; and

                      Fourth, any remaining amount to the Class R
                      Certificates.

                      The Class A Certificates, other than the Class A-4 Certificates, are "sequential pay" classes such that the Class A-3 Certificates will receive no payments of principal until the Class A-2 Certificate Principal Balance has been reduced to zero and the Class A-2 Certificates will receive no payments of principal until the Class A-1 Certificate Principal Balance has been reduced to zero; provided, however, that on any distribution date on which the sum of the Certificate Principal Balance of the Class M Certificates and the Overcollateralization Amount is zero, any



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
                      amounts of principal payable to the Class A
                      Certificates on such distribution date shall be distributed pro rata and not sequentially.

                      The Class A-4 Certificates are entitled to receive payments of the Class A-4 Lockout Distribution Amount specified herein; provided, that if on any distribution date the Class A-3 Certificate Principal Balance is zero, the Class A-4 Certificates will be entitled to receive the entire Class A Principal Distribution Amount for such distribution date, until the Class A-4 Certificate Principal Balance has been reduced to zero.


OVERCOLLATERALIZATION
PROVISIONS:           On each distribution date, the Extra Principal
                      Distribution Amount, if any, is applied on that distribution date as an accelerated payment of principal on the offered certificates in the manner and to the extent hereafter described. The Extra Principal
                      Distribution Amount will consist of the lesser of (a) the Monthly Excess Cashflow Amount and (b) the
                      Overcollateralization Deficiency.


                      The Monthly Excess Cashflow Amount for any distribution date will derive primarily from the amount of interest collected on the home equity loans in excess of the amount of interest needed to pay the Current Interest plus any Interest Carry Forward Amount with respect to such distribution date.

                      The Overcollateralization Release Amount for any distribution date is the amount (but not in excess of the Principal Collections for such distribution date) equal to the excess of:

                          o (a) the Overcollateralization Amount for such distribution date, assuming that 100% of the Principal Collections is applied on such distribution date to the distribution of principal on the offered certificates over
                              (b) the Targeted Overcollateralization
                              Amount.

                      The Targeted Overcollateralization Amount, as of any distribution date, will be:

                          o prior to the Stepdown Date, 9.50% of the initial Stated Principal Balance of the home equity loans; and
                          o on and after the Stepdown Date and assuming a Trigger Event is not in effect, the greater of (a) 19.00% of the aggregate outstanding Stated Principal Balance of the home equity loans, as of the last day of the related Collection Period and (b) $2,633,666.

                      If a Trigger Event is in effect on or after the Stepdown Date, the Targeted Overcollateralization Amount will be equal to the Targeted
                      Overcollateralization Amount for the immediately preceding distribution date.

                      In the event that the Targeted Overcollateralization Amount is permitted to decrease or "step down" on a distribution date in the future, a portion of the principal which would otherwise be distributed to the holders of the offered certificates on that distribution date will not be distributed to the holders of the offered certificates on that distribution date. This has the effect of decelerating the amortization of the offered certificates relative to the amortization of the home equity loans, and of reducing the Overcollateralization Amount.

REALIZED LOSSES:      If on any distribution date, after giving effect to any
                      Extra Principal Distribution Amount, the aggregate
                      Certificate Principal Balance of the offered certificates exceeds the aggregate Stated Principal Balance of the home equity loans, the Certificate Principal
                      Balances of the subordinated certificates will be reduced by an amount equal to such excess, which is an Applied
                      Realized Loss Amount, in inverse order of seniority
                      (first, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero). If the Certificate Principal Balance of a class of subordinated certificates is reduced, that class thereafter will be entitled to distributions of interest and principal only with respect to the Certificate
                      Principal Balance so


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




                      reduced. Although the Certificate Principal Balance of the Class A Certificates will not be reduced on account of Realized Losses even if the Certificate Principal Balances of all the subordinated certificates have been reduced to zero, the amount available to be distributed to the Class A Certificates as principal may be less than the Certificate Principal Balances of the Class A Certificates.

ADVANCES:             The master servicer is not obligated to make Advances
                      relating to delinquent payments of principal and interest with respect to any home equity loan included in the home equity pool.




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





THE HOME EQUITY LOAN POOL

All of the home equity loans, based upon the statistical cut-off date principal balance, are secured by first or second liens or deeds of trust. The home equity loans had the following characteristics as of the statistical cut-off date, the date as of which information is provided with respect to the home equity loans in the home equity loan pool:



     Minimum current principal balance               $5,186.75
     Maximum current principal balance               $237,060.29
     Average current principal balance               $67,337.88
     Range of loan rates                             8.000% to 20.176%
     Weighted average loan rate                      11.644%
     Range of original terms to maturity             48 to 360 months
     Weighted average original term to maturity      291.73 months
     Range of remaining terms to maturity            14 to 359 months
     Weighted average remaining term to maturity     277.77 months
     Range of combined loan-to-value ratios          8.81% to 115.00%
     Weighted average combined loan-to-value ratios  93.32%


See "Description of the Home Equity Loan Pool" in the prospectus supplement.






                                       10
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






                                 CURRENT BALANCE
---------------------------------------------------------------------------
RANGE OF CURRENT BALANCES     NO. OF LOANS   CURRENT BALANCE   % BY BALANCE
--------------------------    ------------   ---------------   ------------
  $5,000.01  - $ 10,000.00         82        $    689,814          0.13%
  10,000.01  -   20,000.00        555           8,667,614          1.63
  20,000.01  -   30,000.00        799          20,204,366          3.81
  30,000.01  -   40,000.00        993          34,761,805          6.56
  40,000.01  -   50,000.00        882          39,661,717          7.48
  50,000.01  -   60,000.00        857          47,097,780          8.88
  60,000.01  -   70,000.00        717          46,505,352          8.77
  70,000.01  -   80,000.00        582          43,606,492          8.22
  80,000.01  -   90,000.00        489          41,505,642          7.83
  90,000.01  -  100,000.00        369          34,997,410          6.60
 100,000.01  -  110,000.00        326          34,263,294          6.46
 110,000.01  -  120,000.00        281          32,161,268          6.06
 120,000.01  -  130,000.00        212          26,450,617          4.99
 130,000.01  -  140,000.00        173          23,378,888          4.41
 140,000.01  -  150,000.00        121          17,503,541          3.30
 150,000.01  -  200,000.00        338          57,560,356         10.85
 200,000.01  -  240,000.00         99          21,269,873          4.01
------------------------------------------------------------------------
           Total                7,875        $530,285,828        100.00%


                              ORIGINAL LOAN BALANCE
---------------------------------------------------------------------------
RANGE OF CURRENT BALANCES     NO. OF LOANS   CURRENT BALANCE   % BY BALANCE
--------------------------    ------------   ---------------   ------------
 $50,000.01  - $ 10,000.00         15        $    129,424          0.02%
  10,000.01  -   20,000.00        508           7,313,899          1.38
  20,000.01  -   30,000.00        771          18,481,360          3.49
  30,000.01  -   40,000.00        977          32,657,487          6.16
  40,000.01  -   50,000.00        921          39,983,868          7.54
  50,000.01  -   60,000.00        857          45,925,082          8.66
  60,000.01  -   70,000.00        731          46,424,183          8.75
  70,000.01  -   80,000.00        614          45,033,331          8.49
  80,000.01  -   90,000.00        497          41,494,492          7.82
  90,000.01  -  100,000.00        397          36,935,540          6.97
 100,000.01  -  110,000.00        321          33,408,138          6.30
 110,000.01  -  120,000.00        295          33,319,272          6.28
 120,000.01  -  130,000.00        221          27,335,805          5.15
 130,000.01  -  140,000.00        166          22,259,301          4.20
 140,000.01  -  150,000.00        137          19,558,273          3.69
 150,000.01  -  200,000.00        340          57,192,239         10.79
 200,000.01  -  240,000.00        107          22,834,134          4.31
------------------------------------------------------------------------
           Total                7,875        $530,285,828        100.00%






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




                              CURRENT RATE
---------------------------------------------------------------------------
  RANGE OF CURRENT RATES      NO. OF LOANS   CURRENT BALANCE   % BY BALANCE
--------------------------    ------------   ---------------   ------------
    8.000% -  8.999%               85         $  9,986,736          1.88%
    9.000  -  9.999               653           67,710,201         12.77
   10.000  - 10.999             1,402          133,890,042         25.25
   11.000  - 11.999             2,676          185,385,584         34.96
   12.000  - 12.999               992           57,608,165         10.86
   13.000  - 13.999               794           34,057,366          6.42
   14.000  - 14.999               824           27,927,440          5.27
   15.000  - 15.999               270            8,456,738          1.59
   16.000  - 16.999               123            3,544,983          0.67
   17.000  - 17.999                51            1,637,701          0.31
   18.000  - 18.999                 3               36,849          0.01
   20.000  - 20.999                 2               44,024          0.01
------------------------------------------------------------------------
      Total                     7,875         $530,285,828        100.00%



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






                              PROPERTY STATE
---------------------------------------------------------------------------
STATES                        NO. OF LOANS   CURRENT BALANCE   % BY BALANCE
--------------------------    ------------   ---------------   ------------
ALABAMA                            104        $ 7,202,872           1.36%
ARIZONA                            127          8,821,561           1.66
CALIFORNIA                       1,214         85,662,516          16.15
COLORADO                            79          7,447,064           1.40
CONNECTICUT                         82          6,731,261           1.27
DELAWARE                            51          4,156,251           0.78
DISTRICT OF COLUMBIA                14          1,309,511           0.25
FLORIDA                            496         31,011,055           5.85
GEORGIA                            180         10,761,417           2.03
IDAHO                               50          4,070,359           0.77
ILLINOIS                           227         13,527,350           2.55
INDIANA                            130          7,013,147           1.32
IOWA                                34          2,354,056           0.44
KANSAS                              97          4,961,601           0.94
KENTUCKY                            43          2,927,555           0.55
LOUISIANA                           36          2,003,312           0.38
MAINE                                5            604,056           0.11
MARYLAND                           332         20,443,454           3.86
MASSACHUSETTS                      146         11,349,804           2.14
MICHIGAN                           444         27,826,226           5.25
MINNESOTA                           36          3,181,477           0.60
MISSISSIPPI                         23          1,028,532           0.19
MISSOURI                           313         19,185,254           3.62
MONTANA                              6            596,896           0.11
NEVADA                              68          6,216,112           1.17
NEW HAMPSHIRE                       31          3,037,049           0.57
NEW JERSEY                         286         20,183,558           3.81
NEW MEXICO                          20          2,188,696           0.41
NEW YORK                           607         46,174,377           8.71
NORTH CAROLINA                     213         13,796,544           2.60
NORTH DAKOTA                         1             88,620           0.02
OHIO                               386         22,263,415           4.20
OKLAHOMA                            43          2,698,445           0.51
OREGON                              91          8,580,151           1.62
PENNSYLVANIA                       715         38,409,158           7.24
RHODE ISLAND                        13          1,478,741           0.28
SOUTH CAROLINA                     132          7,339,322           1.38
SOUTH DAKOTA                         3            319,982           0.06
TENNESSEE                          112          8,929,929           1.68
TEXAS                              165          6,347,256           1.20
UTAH                                43          5,290,586           1.00
VIRGINIA                           328         19,311,115           3.64



                                       13

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement call your Merrill Lynch account executive for another copy.

                              PROPERTY STATE
---------------------------------------------------------------------------
STATES                        NO. OF LOANS   CURRENT BALANCE   % BY BALANCE
--------------------------    ------------   ---------------   ------------

WASHINGTON                         284         28,510,069           5.38
WEST VIRGINIA                        5            232,593           0.04
WISCONSIN                           58          4,473,526           0.84
WYOMING                              2            239,999           0.05
------------------------------------------------------------------------
    Total                        7,875       $530,285,828         100.00%



                                       14

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement call your Merrill Lynch account executive for another copy.

                         COMBINED LOAN TO VALUE
---------------------------------------------------------------------------
COMBINED LOAN TO VALUE        NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
----------------------        ------------  ---------------  --------------
8.01%            -  10.00%               4     $     62,396        0.01%
10.01            -  20.00               36          904,349        0.17
20.01            -  30.00               74        2,075,026        0.39
30.01            -  40.00              148        4,660,193        0.88
40.01            -  50.00              195        7,479,963        1.41
50.01            -  60.00              277       12,182,134        2.30
60.01            -  70.00              428       21,697,039        4.09
70.01            -  80.00              685       38,648,893        7.29
80.01            -  90.00            1,304       82,064,384       15.48
90.01            -  100.00           1,978      135,838,717       25.62
100.01           -  110.00           2,390      196,167,756       36.99
110.01           -  115.00             356       28,504,978        5.38
------    --------  ------    ------------  ---------------      ------
           Total                     7,875     $530,285,828      100.00%

                              LIEN POSITION
---------------------------------------------------------------------------
       LIEN POSITION          NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
----------------------------  ------------  ---------------  --------------
       1                             5,861     $454,877,902       85.78%
       2                             2,014       75,407,926       14.22
--------                      ------------  ---------------      ------
           Total                     7,875     $530,285,828      100.00%

                              ORIGINAL TERM
---------------------------------------------------------------------------
       ORIGINAL TERM          NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
----------------------------  ------------  ---------------  --------------
      48         -        60            75     $  1,342,789        0.25%
      61         -       120           683       24,448,813        4.61
     121         -       180         2,225      111,240,854       20.98
     181         -       240         1,124       72,237,091       13.62
     241         -       300           120       10,868,690        2.05
     301         -       360         3,648      310,147,592       58.49
--------  --------  --------  ------------  ---------------      ------
           Total                     7,875     $530,285,828      100.00%

                             REMAINING TERM
---------------------------------------------------------------------------
REMAINING TERM                NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
--------------                ------------  ---------------    ------------
      12         -        60           127     $  2,410,385        0.45%
      61         -       120           722       26,078,802        4.92
     121         -       180         2,244      112,861,090       21.28
     181         -       240         1,014       67,919,269       12.81
     241         -       300           122       11,103,342        2.09
     301         -       360         3,646      309,912,940       58.44
--------  --------  --------  ------------  ---------------      ------
           Total                     7,875     $530,285,828      100.00%

                            CURRENT DAYS LATE
---------------------------------------------------------------------------
           CURRENT DAYS LATE  NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
           -----------------  ------------  ---------------    ------------
       0         -        29         7,875      530,285,828       100.00%
--------  --------  --------  ------------  ---------------       ------
           Total                     7,875     $530,285,828       100.00%




                                       15


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--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          OWNER OCCUPANCY
----------------------------------------------------------------------
OWNER OCCUPANCY          NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
---------------          ------------  ---------------  --------------
Investor                          225     $ 12,221,766        2.30%
Primary                         7,646      517,779,969       97.64
Secondary                           4          284,094        0.05
---------                ------------  ---------------      ------
         Total                  7,875     $530,285,828      100.00%

                            LOAN PURPOSE
----------------------------------------------------------------------
LOAN PURPOSE             NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
------------             ------------  ---------------  --------------
Refinance - Cash Out            7,160     $480,801,140       90.67%
Refinance - No Cash Out           715       49,484,689        9.33
-----------------------  ------------  ---------------      ------
         Total                  7,875     $530,285,828      100.00%

                          ORIGINATION YEAR
----------------------------------------------------------------------
ORIGINATION YEAR         NO. OF LOANS  CURRENT BALANCE    % BY BALANCE
----------------         ------------  ---------------  --------------
1995 and prior                    157     $  4,830,341        0.91%
1996                              433       22,221,015        4.19
1997                            1,463       76,952,050       14.51
1998                            3,226      212,047,990       39.99
1999                            2,596      214,234,432       40.40
----                     ------------  ---------------     -------
         Total                  7,875     $530,285,828      100.00%


                                       16


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES
                             FOR POOL CERTIFICATES

                           % OF PREPAYMENT ASSUMPTION
                                    TO CALL

                          0%    50%   100%   150%   200%   250%
                      -----   ----   ----   ----   ----   ----
CLASS A-1      WAL     7.97   1.35   0.74   0.52   0.39   0.31
               Begin      1      1      1      1      1      1
               End      193     36     18     12      9      7

CLASS A-2      WAL    19.54   3.75   1.80   1.17   0.86   0.65
               Begin    193     36     18     12      9      7
               End      275     58     25     16     12      9

CLASS A-3      WAL    25.39   7.91   3.49   1.68   1.19   0.88
               Begin    275     58     25     16     12      9
               End      312    111     58     25     17     13

CLASS A-4 NAS  WAL    10.91   6.91   4.59   2.39   1.59   1.16
               Begin     37     37     37     25     17     13
               End      312    111     58     36     21     15

CLASS M-1      WAL    22.17   6.74   3.71   3.01   1.76   1.33
               Begin    191     44     33     36     21     15
               End      312    111     58     36     21     16

CLASS M-2      WAL    23.19   7.25   3.81   3.00   1.76   1.34
               Begin    201     47     31     35     21     16
               End      312    111     58     36     21     16

----------------
Pricing Speed is 100% Prepayment Assumption - 0% CPR to 30% CPR in Months 1 to 20 and 30% CPR thereafter.






                                       17


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES
                             FOR POOL CERTIFICATES

                           % OF PREPAYMENT ASSUMPTION
                                  TO MATURITY

                          0%     50%   100%   150%   200%   250%
                      -----   -----   ----   ----   ----   ----
CLASS A-1      WAL     7.97    1.35   0.74   0.52   0.39   0.31
               Begin      1       1      1      1      1      1
               End      193      36     18     12      9      7

CLASS A-2      WAL    19.54    3.75   1.80   1.17   0.86   0.65
               Begin    193      36     18     12      9      7
               End      275      58     25     16     12      9

CLASS A-3      WAL    26.31   10.40   4.36   1.68   1.19   0.88
               Begin    275      58     25     16     12      9
               End      347     291    162     25     17     13

CLASS A-4 NAS  WAL    10.91    7.00   5.70   3.13   1.59   1.16
               Begin     37      37     37     25     17     13
               End      319     122     98    103     21     15

CLASS M-1      WAL    22.42    7.08   3.95   4.08   2.42   2.05
               Begin    191      44     33     40     21     15
               End      330     137     78     60     38     32

CLASS M-2      WAL    23.47    7.64   4.08   3.51   2.52   1.81
               Begin    201      47     31     35     25     18
               End      330     137     78     60     38     32

Pricing Speed is 100% Prepayment Assumption - 0% CPR to 30% CPR in Months 1 to 20 and 30% CPR thereafter.









                                       18


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--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.